UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 12, 2021

Date of Report (Date of earliest event reported)

EMCORE CORPORATION

Exact Name of Registrant as Specified in its Charter

New Jersey	001-36632	22-2746503
State of Incorporation	Commission File Number	IRS Employer Identification Number

2015 W. Chestnut Street, Alhambra, CA, 91803

Address of principal executive offices, including zip code

(626) 293-3400

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, no par value	EMKR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 12, 2021, the Company’s shareholders approved and adopted an amendment (the “Charter Amendment”) to the Company’s Restated Certificate of Incorporation, as previously amended (the “Certificate of Incorporation”), to increase the authorized shares under the Certificate of Incorporation by an additional 50 million shares of common stock. The Charter Amendment became effective upon the filing of a Certificate of Amendment to the Restated Certificate of Incorporation with the State Treasurer of the State of New Jersey on May 12, 2021.

The foregoing summary of the Charter Amendment is qualified in its entirety by reference to the full text of the Certificate of Amendment to the Certificate of Incorporation, which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)	On May 12, 2021, the Company held a Special Meeting of Shareholders by videoconference.

(b)	Below are the voting results for the matters submitted to the Company's shareholders for a vote at the Special Meeting:

(1)        A proposal to approve and adopt an amendment to the Certificate of Incorporation to authorize an additional 50 million shares of common stock. This proposal was approved by shareholders with 26,612,451 votes in favor, 2,243,265 votes against and 116,204 abstentions.

(2)        A proposal to approve adjournments or postponements of the Special Meeting, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes at the time of the Special Meeting to approve the proposal above. This proposal was approved by shareholders with 26,376,758 votes in favor, 1,679,205 votes against and 915,957 abstentions.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to the Restated Certificate of Incorporation.
104	Cover Page Interactive Data File (embedded with the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCORE CORPORATION

	By:	/s/ Tom Minichiello
Dated: May 13, 2021	Name: Tom Minichiello
Title: Chief Financial Officer